Exhibit 10.1

AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT

This Amendment No. 2 to Employment Agreement (this “Amendment”) is effective as of the 31st day of March, 2017 (the “Effective Date”) by and between TSR, Inc., a Delaware corporation, with offices at 400 Oser Avenue, Hauppauge, New York 11788 (the “Corporation”) and Christopher Hughes, residing at 18 Westview Road, Northport, NY (“Executive”).

WITNESSETH:

WHEREAS, Executive is employed by the Corporation pursuant to the terms of an employment agreement effective as of the 1st day of March, 2012 between Executive and the Corporation (the “Employment Agreement”);

WHEREAS, the Term (as defined in the Employment Agreement) of the Employment Agreement was initially scheduled to expire, in accordance with its terms, on February 28, 2017;

WHEREAS, the Corporation and the Executive entered into an Amendment to Employment Agreement effective as of February 28, 2017 (the “First Amendment”), which extended the Term to March 31, 2017; and

WHEREAS, the Corporation and Executive desire to further extend the expiration of the Term from March 31, 2017 to April 30, 2017.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the Corporation and Executive agree as follows:

1.           Amendment to Employment Agreement. As of the Effective Date, the Employment Agreement, as amended by the First Amendment, is amended as follows:

Paragraph 3 of the Employment Agreement is hereby deleted in its entirety and replaced with the following:

“Executive shall be employed for a term of five (5) years and two (2) months, commencing as of the 1st day of March, 2012 and ending on the 30th day of April, 2017 (the “Term”), unless his employment is terminated prior to the expiration of the Term pursuant to the provisions hereof.”

2.          No Additional Modifications. Except as specifically modified herein, all of the terms, covenants and conditions set forth in Employment Agreement shall remain unmodified and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the Effective Date.

/s/ Christopher Hughes
Christopher Hughes

TSR, Inc.

By:	/s/ Joseph Hughes
Name:	Joseph Hughes
Title:	Chairman